                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: May 17, 2004


                 CHASE MANHATTAN AUTO OWNER TRUST, SERIES 2004-A
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                             (Issuer of securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
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           (Exact name of the registrant as specified in its charter)


           United States                          333-109768                          22-2382028
   ------------------------------       -------------------------------    --------------------------------
    (State or other jurisdiction           (Commission File Numbers)                 (IRS Employer
         of incorporation)                                                        Identification No.)


        White Clay Center, Building 200, Newark, DE            19711
        -------------------------------------------         ------------
        (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

Item 5.  Other Events:

         Chase Manhattan Bank USA, National Association is the registrant of the Chase Manhattan Auto Owner Trust, Series 2004-A ("Series 2004-A"), which issued multiple classes of Asset Backed Securities.

         On May 17, 2004, JPMorgan Chase Bank, as Paying Agent, made the payments to the holders of the Securities of Series 2004-A contemplated by the related Indenture. A copy of the Monthly Statement to Securityholders with respect to such distribution, delivered pursuant to the related Sale and Servicing Agreement, is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits       Description
                  --------       -----------

                  20.1 Monthly Statement to Securityholders with respect to the May 17, 2004 distribution.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 17, 2004

                                     By: CHASE MANHATTAN BANK USA,
                                     NATIONAL ASSOCIATION,
                                     as Servicer


                                     By:  /s/ Patricia M. Garvey
                                     -----------------------------------
                                     Name:  Patricia M. Garvey
                                     Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.         Description
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20.1                Monthly Statement to Securityholders on May 17, 2004.